DATED                                  2000






(1)      AUTHORISZOR INC.

(2)      BEESON GREGORY LIMITED

(3)      RAYMOND SEITZ AND OTHERS





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LOCK-UP AGREEMENT

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THIS AGREEMENT is made on                                      January 2000
--------------                                             ---
BETWEEN:-

(1) AUTHORISZOR INC. a company incorporated and registered in the State of Delaware, USA and whose registered office is at Suite 600, 8201 Preston Road, Dallas Texas TX 75225, USA ("Company");

(2) BEESON GREGORY LIMITED a company registered in England and Wales with registered number 2316630 whose registered office is at The Registry, Royal Mint Court, London EC3N 4LB ("Beeson Gregory"); and

(3) those persons whose names and addresses are set out in the schedule to this agreement ("Directors").


RECITALS

A. At the date of this agreement, the Company has authorised 30,000,000 shares of common stock par value US0.01 each ("Shares") and 2,000,000 shares of preferred stock par value US$0.01 each of which shares of common stock are in issue and a further shares of common stock are subject to options and warrants issued by the Company.

B. The Company proposes to issue ___________ new Shares under a placing ("Placing") to be made by Beeson Gregory on behalf of the Company to institutional and other investors outside the USA.

C. The Company and Beeson Gregory (as financial adviser to the Company) believe, and each of the Directors acknowledge that, because of the size of their respective shareholdings and/or their relationship with the Company, it is in the best interests of the Company and of protecting the market in the Shares that the Directors refrain from disposing of Shares owned by them or by persons connected with them for a period following the date of this agreement.

NOW IT IS HEREBY AGREED as follows:-

1.       LOCK-UP

         Each Director undertakes separately with the Company and Beeson Gregory that, except in the case of a Release Event (as defined in clause 2 below), it will not, without the prior written consent of Beeson Gregory, transfer or otherwise dispose of any Shares in which he or a person connected with him is directly or indirectly interested


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         (including  those Shares the subject of options or warrants in which he or a person connected with him is directly or indirectly interested) on the date of this agreement or any shares, receipts or securities of the Company into which such Shares are sub-divided or converted (or any direct or indirect interest in such shares, receipts or securities) ("Relevant Securities") during the period from and including the date of this agreement until the date six months thereafter ("Restriction Period"); provided that any Director shall be entitled to dispose or procure the disposal of Shares in which he or a person connected with him is directly or indirectly interested to the extent necessary to meet any claim made by Beeson Gregory against such Director under the terms of the placing agreement of even date and relating to the Placing entered into between (1) the Company (2) certain of the Directors and
         (3) Beeson Gregory.

2.       RELEASE EVENTS

         The restrictions contained in clause 1 shall not apply in the case of any of the following events (each a "Release Event"):-

2.1 acceptance of a general offer for the whole of the issued equity share capital of the Company (other than any equity share capital held by or committed to the offeror and/or persons acting in concert with the offeror) which has become unconditional in all respects; or

2.2 execution of an irrevocable commitment to accept a general offer for the whole of the issued equity share capital of the Company (other than any equity share capital held by or committed to the offeror and/or persons acting in concert with the offeror) which has been or is recommended by the board of directors of the Company or where the irrevocable commitment is expressed to be conditional upon such general offer being so recommended; or

2.3 an order of a court of competent jurisdiction requiring any Shares to be sold or transferred or a consent order which has the same effect.

3.       DEFINITIONS

         Reference in clause 1 to:-
3.1 transfer or disposal shall be deemed to include sale, offer for sale, pledge, mortgage or the grant of any option or other right to dispose of Shares in which it is directly or indirectly interested on the date of this agreement, or the announcement of any intention relating thereto; and

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3.2      Shares shall  include any  securities  or other  financial  instruments which are convertible into or are exchangeable for Shares.

4.       NOTICES

4.1 Any notice to be given under this agreement shall be in writing and shall be served by sending it by hand, facsimile transmission or first class post:-

4.1.1 if to the Company, to its registered office for the time being, marked for the attention of The Chief Executive Officer;

4.1.2 if to Beeson Gregory, to its registered office for the time being, marked for the attention of the Head of Corporate Finance and Jonathan Freeman;

4.1.3 if to a Director, to the address set out opposite his or its name in the relevant schedule (or to such other address as he or it shall have last notified to Beeson Gregory in writing).

4.2 Any notice referred to in clause 4.1 shall be deemed to have been received:-

4.2.1 if delivered by hand, on the day of delivery and in proving service it shall be necessary only to produce a receipt for the communication signed by or on behalf of the addressee;

4.2.2 if sent by facsimile transmission, at the time of transmission or, if the time of transmission is not during the addressee's normal business hours, at 9.30 a.m. on the next business day and in proving service it shall be necessary only for the communication or a confirmatory letter to have been delivered by hand or sent by first class post on the same day but failure of the addressee to receive such confirmation shall not invalidate the relevant communication deemed given by facsimile transmission;

4.2.3 if sent by first class post, on the second business day after the day of posting (or five business days after the day of posting in the case of posting to an address outside the United Kingdom) and, in proving service, it shall be necessary only to prove a communication was contained in an envelope which was duly addressed and posted in accordance with this clause.

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5.       RELEVANT LAW

5.1 This agreement shall be governed by and construed in accordance with English Law.

5.2 In relation to any legal action or proceedings arising out of or in connection with this letter ("Legal Proceedings"), the parties hereby irrevocably submit to the exclusive jurisdiction of the English Courts and waive any objection to Legal Proceedings in such Courts on the grounds of venue or on the grounds that the Legal Proceedings have been brought in an inconvenient forum. These submissions shall not affect the right of any other party to take Legal Proceedings in any other jurisdiction, nor shall the taking of Legal Proceedings in any jurisdiction preclude any party from taking Legal Proceedings in any other jurisdiction.

EXECUTED as a DEED and DELIVERED    )
by AUTHORISZOR INC.                 )
acting by:-                         )

                                    Duly authorised signatory

                                    Duly authorised signatory

EXECUTED as a DEED and DELIVERED    )
by BEESON GREGORY LIMITED           )
acting by:-                         )

                                    Director

                                    Director/Secretary

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SIGNED as a DEED and DELIVERED      )
by RAYMOND GEORGE HARDENBERGH       )
SEITZ     in the presence of:-      )



SIGNED as a DEED and DELIVERED      )
by RICHARD ALBERT  LANGEVIN         )
in the presence of:-                )



SIGNED as a DEED and DELIVERED      )
by THE RIGHT HON.                   )
SIR MALCOLM LESLIE RIFKIND          )
in the presence of:-                )



SIGNED as a DEED and DELIVERED      )
by JAMES LEONARD JACKSON            )
in the presence of:-                )



SIGNED as a DEED and DELIVERED      )
by DAVID ROBERT WRAY                )
in the presence of:-                )

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SIGNED as a DEED and DELIVERED      )
by ROBERT PARKYN JEFFCOCK           )
in the presence of:-                )



SIGNED as a DEED and DELIVERED      )
by DON BOX                          )
in the presence of:-                )

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                                    SCHEDULE

                                    DIRECTORS


Name and address                    Number  of  Shares  held or the  subject  of
                                    options and warrants held at the date of this agreement


Raymond George Hardenbergh Seitz    200,000


Richard Albert Langevin             500,000


James Leonard Jackson               1,315,233
Of 2  Parklands,
Studley  Roger,
Ripon  HG4 3AY
United Kingdom

David Robert Wray                   1,307,733


The Right Hon Sir Malcolm
  Leslie Rifkind                    200,000
Of 42B Roc Flevri,
1 Rue du Tenao MC 9800,
Monaco

Robert Parkyn Jeffcock


Don Box